EXHIBIT 5




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                          REGISTRATION RIGHTS AGREEMENT



     REGISTRATION RIGHTS AGREEMENT dated as of May 31, 1996, by and among Provident Companies, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company identified on Schedule I hereto (each a "Holder" and collectively the "Holders").

     The Holders are the holders of an aggregate of approximately 53% of the outstanding voting common stock, par value $1.00 per share, of the Company ("Company Common Stock"). The Company has previously granted to Textron Inc. ("Textron") certain registration rights under a registration rights agreement dated as of April 29, 1996 (the "Textron Registration Rights Agreement") with respect to shares of Company Common Stock to be received by Textron in connection with the merger (the "Merger") of Patriot Acquisition Corporation, a wholly owned subsidiary of the Company ("Newco"), with and into The Paul Revere Corporation ("Paul Revere") pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of April 29, 1996, by and among the Company, Newco and Paul Revere (the "Merger Agreement"). Contemporaneous with the execution of this Agreement, the Company is granting to Zurich Insurance Company ("Zurich") certain registration rights under a Registration Rights Agreement, dated as of the date hereof (the "Zurich Registration Rights Agreement"), with respect to shares of Company Common Stock to be issued to Zurich pursuant to a Common Stock Purchase Agreement, dated as of the date hereof, by and between the Company and Zurich (the "Zurich Purchase Agreement"). As an inducement to the Holders to enter into the Family Stockholder Agreement contemplated by the Zurich Purchase Agreement, which is a condition for consummation of the transactions contemplated by the Zurich Purchase Agreement, the Company and the Holders desire to provide for certain registration rights with respect to the shares of Company Common Stock held by the Holders.

     NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereby agree as follows:

     Section 1. Registration on Request.

     1.1 Notice. Subject to the terms and conditions set forth herein, at any time or from time to time after the effective time of the Merger, upon written notice of one or more Holders requesting that the Company effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of the Registrable Securities (as defined in Section 7 hereof) held by such Holders (each a "Requesting Holder"), which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company will (i) promptly give written notice of the proposed registration to all Holders and (ii) use its reasonable best efforts to effect (at the earliest practicable date) the registration,





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under the Securities  Act, of such  Registrable  Securities  for  disposition in accordance with the intended method or methods of disposition stated in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under clause (i) above (each of such joining Holders also being referred to as a "Requesting Holder"), provided that:

          (a) if the Company shall have previously effected a registration with respect to Registrable Securities pursuant to Section 2 hereof on behalf of a Requesting Holder or Holders, the Company shall not be required to effect any registration pursuant to this Section 1 until a period of 180 days shall have elapsed from the effective date of the most recent such previous registration; provided, that if, in the most recent such previous registration, participation by such Requesting Holder or Holders pursuant to Section 2 hereof shall not have been to the extent requested by such Requesting Holder or Holders pursuant to Section 2 hereof, then the Company shall not be required to effect any registration pursuant to this Section 1 until a period of 90 days shall have elapsed from the effective date of the most recent such previous registration;

          (b) if,  upon  receipt  of a  registration  request  pursuant  to this
     Section 1, the Company is advised in writing (with a copy to each Requesting Holder) by a recognized national independent investment banking firm selected by the Company that, in such firm's opinion, a registration at the time and on the terms requested would adversely affect any public offering of securities of the Company by the Company (other than in connection with employee benefit and similar plans) or by or on behalf of any shareholder of the Company exercising a demand registration right (collectively, a "Company Offering") with respect to which the Company has commenced preparations for a registration prior to the receipt of a registration request pursuant to this Section 1, the Company shall not be required to effect a registration pursuant to this Section 1 until the earlier of (i) 30 days after the completion of such Company Offering, (ii) promptly after any abandonment of such Company Offering or (iii) 60 days after the date of receipt of a registration request pursuant to this
     Section 1; provided, however, that the periods during which the Company shall not be required to effect a registration pursuant to this Section 1 together with any periods of suspension under Section 3.3 hereof may not exceed 90 days in the aggregate during any period of 12 consecutive months;

          (c) if, while any registration request pursuant to this Section 1 is pending, the Company determines in the good faith judgment of the principal securities counsel or outside securities counsel of the Company that the filing of a registration statement would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, the Company shall not be required to effect a registration pursuant to this Section 1 until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) 30 days after the Company makes such good faith determination; and




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          (d) the  Holders  (together  with all  transferees  of the  Holders as contemplated by Section 6 hereof) shall have the right to exercise registration rights pursuant to this Section 1 up to a number of times equal to eight (8) plus the number of Blackout Termination Rights (as defined in Section 3.3(b) hereof) provided for by Section 3.3(b); provided, that a registration will not count as an exercise of registration rights under this Section 1 until the registration statement relating to such exercise has become effective; provided, further that the Holders shall not have the right to exercise registration rights pursuant to this Section 1 more than one (1) time plus the number of Blackout Termination Rights provided for by Section 3.3(b) during any 6-month period; provided, further that the number of shares of Company Common Stock registered pursuant to any registration requested pursuant to this Section 1 shall be no less than the least of (i) Registrable Securities having an aggregate expected offering price of $10 million (before any underwriting discounts and commissions) and (ii) the number of shares of Common Stock held by all
     Holders  (including  any  transferees   entitled  to  registration   rights
     hereunder);  and  provided,  further  that the  Holders  shall  utilize any
     Blackout   Termination  Rights  before  their  other  registration   rights
     hereunder.

     1.2  Inclusion  of  Other  Securities  in   Registration.   The  number  of
Registrable Securities to be included in a registration of Registrable Securities pursuant to Section 1.1 shall not be reduced as a result of the inclusion in such registration of Company Common Stock pursuant to a request of any holder thereof exercising incidental registration rights similar to those set forth in Section 2 hereof. If the registration pursuant to Section 1.1 is an underwritten offering and the managing underwriter advises the Holders in writing that such incidental registration would interfere with the successful marketing of the securities being distributed by such underwriters and requires a limitation on the number of shares to be underwritten, the securities of the Company held by Persons (as defined in Section 7 hereof) who, by virtue of agreements with the Company, are entitled to include their securities in a registration of Registrable Securities hereunder (the "Other Stockholders") shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares held by such Holder), by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Requesting Holders. The securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company may include its or their securities for its or their own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.




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     1.3 Registration  Expenses.  Registration Expenses (as defined in Section 7 hereof) for any registration requested pursuant to this Section 1 shall be paid by the Company, except that with respect to any such registration the Company shall not bear underwriting discounts or commissions; provided, however, that if, as a result of the withdrawal of a request for registration by any of the Holders, as applicable, the registration statement does not become effective, the Holders and any Other Stockholders of Common Stock requesting registration may elect to bear the Registration Expenses (pro rata on the basis of the number of their shares so included in the registration request, or on such other basis as such Holders and such Other Stockholders may agree), in which case such registration shall not be counted as a registration pursuant to Section 1.

     Section 2. Incidental Registration.

     2.1 Notice and Registration. If the Company proposes to register any of its Voting Equity Securities (as defined in Section 7 hereof) ("Other Securities") for public sale under the Securities Act (whether proposed to be offered for sale by the Company or any other Person ("Intended Seller")), on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, the Company will give prompt written notice to the Holders of its intention to do so, and upon the written request of a Holder delivered to the Company within 10 business days after the giving of any such notice (which request shall specify the amount of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its reasonable best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by each such Holder, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Registrable Securities so to be registered; provided that:

          (i) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities the Company may, at its election, give written notice of such determination to each Holder requesting inclusion in such registration and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 2.2 hereof), without prejudice, however, to the rights (if any) of one or more Holders immediately to request that such registration be effected as a registration under Section 1 hereof;

          (ii) the Company shall not be required to effect any registration of Registrable Securities under this Section 2 incidental to the registration of any of its securities solely in connection with mergers, acquisitions, exchange offers, recapitalizations, reclassifications, subscription offers, dividend reinvestment plans or stock option or other benefit plans or pursuant to the shelf registration rights of Zurich (except to the extent expressly contemplated by the Zurich Registration Rights Agreement); and




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          (iii) in the event that one or more Holders  requests the registration of Registrable Securities in connection with any underwritten registration of Other Securities and the managing underwriter of such registration informs such Holders and any other holder of securities of the Company requesting registration in connection with such registration of Other Securities in writing of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the
     successful   marketing  of  the  securities   being   distributed  by  such
     underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company held by officers, directors and Other Stockholders of the Company (other than securities held by Existing Holders or holders who by contractual right demanded such registration ("Demanding Holders")) shall be excluded from
     such   registration  and  underwriting  to  the  extent  required  by  such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders, Existing Holders which are not Demanding Holders with respect to such registration and Demanding Holders with respect to such registration which are not Existing Holders shall be reduced, on a pro rata basis (based on the number of shares held by such holder), by such minimum number of shares as is necessary to comply with such limitation; provided, however, that in the event that an Existing Holder is a Demanding Holder with respect to such registration, the number of shares of Registrable Securities proposed to be included in any such registration by each Holder shall be reduced on a pro rata basis (based on the number of shares held by such holder) prior to any reduction in the number of shares to be included in such registration by such Demanding
     Holder.  Any  Registrable   Securities  or  other  securities  excluded  or
     withdrawn from such underwriting shall be withdrawn from such registration.

No registration of Registrable Securities effected under this Section 2 shall relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to Section 1.

     2.2 Registration Expenses. The Company (as between the Company and the Holders) will pay all Registration Expenses in connection with any registration pursuant to this Section 2, except that with respect to any such registration, the Company shall not bear underwriting discounts or commissions.




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     Section 3. Registration Procedures.

     3.1 Registration and Qualification. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1 and 2 hereof, the Company will as promptly as is practicable:

          (a)  prepare,  file and use its  reasonable  best  efforts to cause to
     become  effective  a  registration   statement  under  the  Securities  Act
     regarding Registrable Securities to be offered;

          (b) prepare and file with the Securities and Exchange Commission ("SEC") such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by Holder set forth in such registration statement or (ii) the expiration of 180 days after such registration statement becomes effective (plus such additional days as may be provided under Section 3.3(c)), but in no event more than nine months after such registration statement becomes effective;

          (c) advise each Holder participating in such registration ("Participating Holder") and any underwriter promptly and, if requested by such Persons, confirm such advice in writing, (i) when such registration statement and the prospectus used in connection therewith has been filed, and, with respect to any supplement to the registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the SEC for amendments to such registration statement or amendments or supplements to such prospectus or for additional information relating thereto, or (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of any Registrable Securities for offering or sale in any jurisdiction or of the initiation of any proceeding for any of the preceding purposes. If at any time the SEC shall issue any stop order suspending such effectiveness of such registration statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (d) furnish to each Participating Holder, and to any underwriter before filing with the SEC, copies of such registration statement and such prospectus included therein and any amendments and supplements thereto (including all documents incorporated by reference prior to the effectiveness of such registration statement), which documents, other than documents incorporated by reference, will be subject to the review of such Participating Holders and any such underwriter for a period of at least five business days, and the Company shall not file such registration statement or such



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       prospectus or any amendment or supplement to such registration  statement or prospectus to which such Participating Holders or any such underwriter shall reasonably object within five business days after the receipt thereof; Participating Holders or underwriters, if any, shall be deemed to have reasonably objected to such filing only if the registration
       statement,   amendment,  prospectus  or  supplement,  as  applicable,  as proposed to be filed, contains a material misstatement or omission;

          (e) to the extent practicable, promptly prior to the filing of any document that is to be incorporated by reference into registration statement or such prospectus subsequent to the effectiveness thereof, and in any event no later than the date such document is filed with the SEC, provide copies of such document to each Participating Holder, if requested, and to any underwriter, make representatives of the Company available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Participating Holders or any such underwriter reasonably may request;

          (f) make available at reasonable times for inspection by each Participating Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney or accountant retained by Participating Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all information reasonably requested by Participating Holders and any such underwriters, attorneys or accountants in connection with the registration statement subsequent to the filing thereof and prior to its effectiveness;

          (g) if requested by any Participating Holder or any underwriter, promptly incorporate in such registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Participating Holder and any underwriter may reasonably request to have included therein, including, without limitation, information relating to the "plan of distribution" of the Registrable Securities, information with respect to the principal amount or number of shares of Registrable Securities being sold to such underwriter, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of any such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (h) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Holders of Registrable Securities to enable the Holders thereof to consummate the disposition of such Registrable Securities;

          (i) furnish to each Participating Holder and to any underwriter of such Registrable Securities such number of conformed copies of the registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement



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       (including each preliminary  prospectus and any summary  prospectus),  in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as such Participating Holder or such underwriter may reasonably request; and promptly notify each Participating Holder of Registrable Securities covered by a registration statement of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Participating Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to those purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or
       necessary   to  make  the   statements   therein  in  the  light  of  the
       circumstances under which they were made, not misleading;

          (j) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such United States jurisdictions as a Participating Holder or any underwriter of such Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as the applicable registration statement remains in effect and do any and all other acts and things which may be necessary or advisable to enable such Participating Holder or any underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (k) (i) furnish to each Participating Holder, addressed to it, an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, if any, or the date of effectiveness of the registration statement if such registration is not an underwritten offering, and (ii) use its reasonable best efforts to furnish to each Participating Holder, addressed to it, a "cold comfort" letter signed by the independent certified public accountants who have certified the Company's financial statements included in such registration statement covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as such Participating Holder may reasonably request; and

          (l) immediately notify each Participating Holder at any time when a prospectus relating to a registration pursuant to Section 1 or 2 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated



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       therein or  necessary  to make the  statements  therein,  in light of the circumstances  under  which they were made,  not  misleading,  and at the
       request  of  a   Participating   Holder   prepare  and  furnish  to  such
       Participating Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; and

          (m) provide promptly to each Participating Holder upon request any document filed by the Company with the SEC pursuant to the requirements of
     Section 13 and Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Company may require a Participating Holder to furnish the Company such information regarding such Participating Holder and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC or the National Association of Securities Dealers , Inc. ("NASD") in connection with any registration.

     3.2 Underwriting. (a) If a registration requested pursuant to Section 1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by a majority in interest of the Requesting Holders (provided that the book-running and other managing underwriters shall be reasonably satisfactory to the Company). If requested by any underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested hereunder, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 5 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 3.1(k). The Requesting Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Requesting Holders.

     (b) In the event that any registration pursuant to Section 2 hereof shall involve, in whole or in part, an underwritten offering, the Company may require (but is not obligated to require) Registrable Securities requested to be registered pursuant to Section 2 to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In such case, the Participating Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by each such Participating Holder and such other terms and provision as are customarily contained in underwriting agreement with respect to secondary distribution, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 5 hereof. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holders.

     3.3 Blackout Periods. (a) At any time when a registration statement effected pursuant to Section 1 hereunder relating to Registrable Securities is effective, upon written notice from the Company to each Requesting Holder that either:

          (i) the Company has determined to engage in a Company Offering and has been advised in writing (with a copy to each Requesting Holder) by a recognized national independent investment banking firm selected by the Company that, in such firm's opinion, Requesting Holder's or Holders' sale of Registrable Securities pursuant to the registration statement would adversely affect the Company's own immediately planned Company Offering (a "Transaction Blackout"); or

          (ii) the Company determines in the good faith judgment of the principal securities counsel or outside securities counsel of the Company that Requesting Holder's sale of Registrable Securities pursuant to the registration statement would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential (an "Information Blackout"),

  Requesting Holder shall suspend sales of Registrable Securities pursuant to such registration statement until the earlier of:

               (X) (i) in the case of a Transaction Blackout, the earlier of (A) 30 days after the completion of such Company Offering, (B) the termination of any "black out" period required by the underwriters to be applicable to Requesting Holder, if any, in connection with such the Company Offering, (C) promptly after abandonment of such Company Offering and (D) 60 days after the date of the Company's written notice of Transaction Blackout or

               (ii) in the case of an Information Blackout, the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 30 days after the Company makes such good faith determination and

          (Y) such time as the Company notifies such Requesting Holder that sales pursuant to such registration statement may be resumed (the number of days from such suspension of sales of Requesting Holder until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period");

provided, that the Company may not impose a Transaction Blackout following the printing and distribution of a preliminary prospectus in any underwritten public offering of Registrable Securities pursuant to Section 1 until the termination of the distribution of such Registrable Securities (except such suspension, not to exceed 10 days, which results from an event that is not within the reasonable control of the Company). Notwithstanding the provisions of this

Section 3.3, the Company shall not suspend the registration rights set forth in this Agreement at any time during which any similar rights of the Zurich Insurance Company and Textron, Inc., or any successors thereof to such rights, are not similarly suspended.

     (b) Any delivery by the Company of notice of a Transaction Blackout or Information Blackout (i) during the 90 days immediately following effectiveness of any registration statement effected pursuant to Section 1 hereof or (ii) which shall preclude any registration statement effected pursuant to Section 1 hereof from being effective for an aggregate period of 180 days (plus such additional days as may be provided under Section 3.3(c)), during which period there existed no applicable Transaction Blackout or Information Blackout, shall give such Requesting Holders the right, by notice to the Company within 20 Business Days after the end of such blackout period, to cancel such registration and obtain one additional registration right (a "Blackout Termination Right") under Section 1.1(d).

     (c) If there is a Transaction Blackout or an Information Blackout and Requesting Holders do not exercise their cancellation right, if any, pursuant to
(b) above, or, if such cancellation right is not available, the time period set forth in Section 3.1(b) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

     Section 4. Preparation; Reasonable Investigation.

     4.1 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give each Holder whose shares are included in such registration and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holder and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     Section 5. Indemnification and Contribution.

     5.1 Indemnification and Contribution. (a) In the event of any registration of any Registrable Securities hereunder, the Company will enter into customary indemnification arrangements to indemnify and hold harmless each Holder whose shares are included in such registration, such Holder's directors and officers, each Person who participates as an underwriter in the offering or sale of such securities, each officer or director of each underwriter, and each Person, if any, who controls such seller or any such underwriter (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon
(i) any untrue  statement  or alleged  untrue  statement  of any  material  fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Holder or any such underwriter for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such Person and shall survive the transfer of such securities by such Holder. The Company also shall agree to provide such provision for contribution as shall be reasonably requested by such Holder or any underwriters in circumstances where such indemnity is held unenforceable.

     (b) Each Holder whose shares are included in a registration, by virtue of exercising its registration rights hereunder, agrees and undertakes to enter into customary indemnification arrangements to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this
Section 5) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement or omission from such registration statement,. any preliminary prospectus or final prospectus included therein or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by such Holder to the Company for inclusion in such registration statement or prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by such Holder. Each such Holder also shall agree to provide such provision or contribution as shall reasonably be requested by the Company or any underwriters in circumstances where such indemnity is held unenforceable; provided, that the obligations of each of the Holders hereunder and under clause (f) of this Section 5 shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

     (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information as supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

     (f) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder (but only if such Holder was required to deliver such Final Prospectus) if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     (g) Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 5 (with appropriate modifications) shall be given by the Company and such Holders with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

     Section 6. Benefits of Registration Rights.

     6.1 Benefits of Registration Rights. Each Holder and any transferees of Registrable Securities permitted hereunder may jointly exercise the registration rights hereunder in such manner and in such proportion as they shall agree among themselves, provided that any such transferees shall be subject to and bound by all of the terms and conditions hereof applicable to the Holders.

     6.2 Non-exclusive Means of Sale. Nothing in this Agreement shall be deemed to preclude any Holder from selling any Registrable Securities in accordance with the provisions of Rule 144 (or any successor provision thereto) under the Securities Act in accordance with the provisions hereof.

     6.3 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, the company agrees to: (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times; (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iii) so long as a Holder owns any Registrable Securities, furnish to such Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

     Section 7. Certain Definitions.

     7.1 "Existing Holders," shall mean Textron or Zurich, and shall include any transferees thereof who are entitled to registration rights from the Company pursuant to the Textron Registration Rights Agreement or the Zurich Registration Rights Agreement.

     7.2 "Person," means an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     7.3 "Registration Expenses," as used in this Agreement, means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement regardless of whether any such registration becomes effective including, without limitation, the following: (i) all fees, disbursements, and expenses of counsel for the Company (United States and foreign), all reasonable fees, disbursements and expenses of (a) one counsel for the Holders of Registrable Securities and (b) the Company's
independent certified public accountants in connection with the registration of Registrable Securities to be disposed of under the Securities Act; (ii) all fees and expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD) and the mailing and delivering of copies thereof to the underwriters and dealers;
(iii) all cost of printing or producing any agreements) among underwriters, underwriting agreements) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of; (iv) all expenses in connection with the qualification of Registrable Securities to be disposed of for offering and sale under state blue sky or securities laws, including the fees and disbursements of counsel or the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys;
(v) any filing fees incident to securing any required review by the NASD of the terms of the sale of Registrable Securities to be disposed of; and (vi) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof.

     7.4 "Registrable Securities" means (i) the shares of Company Common Stock held by the Holders as of the date of this Agreement as shown on Schedule I hereto; (ii) any additional shares of Company Common Stock acquired by the Holders; (iii) any securities of the Company issued as a dividend or distribution with respect to Company Common Stock or any Registrable Securities and (iv) any securities which may be issued in exchange for any Company Common Stock or any Registrable Securities. As to any proposed offer or sale of Registrable Securities by a Holder, such securities shall cease to be Registrable Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and all such securities shall have been disposed of in accordance with such registration statement, (ii) all such shares as are actually sold by such Holder pursuant to Rule 144 (or any successor provision thereto) under the Securities Act, or (iii) all such securities are permitted to be sold by a Holder, in the opinion of counsel to the Company in any 90-day period pursuant to Rule 144 (or any successor provision thereto) under the Securities Act without giving effect to the provisions of Rule 144(k).

     7.5 "Voting Equity Securities" means all common equity securities issued by the Company having the ordinary power to vote in the election of directors of the Company, other than securities having such power only upon the occurrence of a default or any other extraordinary contingency.

     Section 8. Miscellaneous.

     8.1 No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities that violates the rights granted to the Holders in this Agreement.

     8.2 Governing Law: Jurisdiction. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

     8.3 Assignment. The registration rights set forth herein may be assigned, in whole or in part, to any transferee of Registrable Securities (who shall be considered thereafter to be a Holder (provided that any transferee shall be a Holder only with respect to such Registrable Securities so acquired and any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Registrable Securities) and shall be bound by all obligations and limitations of this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

     8.4 Severability. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

     8.5 Notices. (a) All communications under this Agreement shall be in writing and shall be delivered by facsimile or by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

If to a Holder:             At the address shown on the attached Schedule I

If to the Company:          Provident Companies, Inc.
                            1 Fountain Square
                            Chattanooga, TN 37402
                            Attention:  Chief Financial Officer
                            423-755-1755 (telecopier)

With a copy to:             Alston & Bird
                            1201 West Peachtree Street
                            Atlanta, GA 30309
                            Attention:  Dean Copeland, Esq.
                             404-881-7777 (telecopier)

Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

     (b) Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above. Nothing in this Section 8.6 shall be deemed to constitute consent to the manner and address for service of process in connection with any legal proceeding (including litigation arising out of or in connection with this Agreement), which service shall be effected as required by applicable law.

     8.6 Amendments; Waivers. This Agreement may be amended or modified, and any of the terms, covenants or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term or covenant contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as furthering or continuing waiver of any such condition, or of the breach of any other provision, term or covenant of this Agreement.

     8.7 Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     8.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized as of the date first above written.

                                            PROVIDENT COMPANIES, INC.


                                            By: /s/J. Harold Chandler
                                                ---------------------
                                                   J. Harold Chandler
                                                   Chairman, President and
                                                   Chief Executive Officer

                                            HOLDERS:

                                            [Signatures of all holders on
                                             attached list]

                                                                      SCHEDULE I

                             FAMILY STOCKHOLDERS AND
                          TRUSTEES NAMES AND ADDRESSES


                             SUNTRUST TRUST ACCOUNTS
                             -----------------------

THE R.J. MACLELLAN TRUST FOR THE R.L.
MACLELLAN FAMILY (#2151)

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Robert H. Maclellan                 Address:      131 S. Hermitage Avenue
                                                   Lookout Mountain, TN 37350
                                     Telecopy:     (423) 825-6838 (home)
                                                   (423) 820-0539 (office)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga(M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

 Dudley Porter, Jr.                  Address:      1125 Healing Springs Road
                                                   Chattanooga, TN 37419


THE R.J. MACLELLAN TRUST FOR THE R.L.
MACLELLAN FAMILY TRUST (#215109)

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Robert H. Maclellan                 Address:      131 S. Hermitage Avenue
                                                   Lookout Mountain, TN 37350
                                     Telecopy:     (423) 825-6838 (home)
                                                   (423) 820-0539 (office)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga  (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

 Dudley Porter, Jr.                  Address:      1125 Healing Springs Road
                                                   Chattanooga, TN 37419

THE R.J. MACLELLAN TRUST FOR THE
HUGH O. MACLELLAN, SR. FAMILY (#2152)

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

 Thomas H. McCallie, III             Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640


THE R.J. MACLELLAN TRUST FOR THE H.O.
MACLELLAN, SR. FAMILY (#215209)

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

 Thomas H. McCallie, III             Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

THE CORA L. MACLELLAN TRUST FOR THE
R.L. MACLELLAN FAMILY (#2155)

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Robert H. Maclellan                 Address:      131 S. Hermitage Avenue
                                                   Lookout Mountain, TN 37350
                                     Telecopy:     (423) 825-6838 (home)
                                                   (423) 820-0539 (office)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

 Dudley Porter, Jr.                  Address:      1125 Healing Springs Road
                                                   Chattanooga, TN 37419


THE CORA L. MACLELLAN TRUST FOR THE
R.L. MACLELLAN FAMILY (#215509)

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Robert H. Maclellan                 Address:      131 S. Hermitage Avenue
                                                   Lookout Mountain, TN 37350
                                     Telecopy:     (423) 825-6838 (home)
                                                   (423) 820-0539 (office)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

 Dudley Porter, Jr.                  Address:      1125 Healing Springs Road
                                                   Chattanooga, TN 37419

THE CORA L. MACLELLAN TRUST FOR THE
HUGH O. MACLELLAN, SR. FAMILY (#2156)

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

 Thomas H. McCallie, III             Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640


THE CORA L. MACLELLAN TRUST FOR THE
H.O. MACLELLAN, SR. FAMILY (#215609)

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

 Thomas H. McCallie, III             Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

                               FOUNDATION ACCOUNTS
                               -------------------

THE R.J. MACLELLAN TRUST FOR THE
MACLELLAN FOUNDATION, INC. (#2150)

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank, Chattanooga
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    R.A. Duke, Jr.
                                                   President

 Dudley Porter, Jr.                  Address:      1125 Healing Springs Road
                                                   Chattanooga, TN 37419


THE CORA L. MACLELLAN TRUST FOR THE
MACLELLAN FOUNDATION INC. (#2154)

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank, Chattanooga
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    R.A. Duke, Jr.
                                                   President

 Dudley Porter, Jr.                  Address:      1125 Healing Springs Road
                                                   Chattanooga, TN 37419

THE MACLELLAN FOUNDATION

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Frank A. Brock                      Address:      Covenant College
                                                   Lookout Mountain, GA 30750
                                     Telecopy:     (706) 820-2165

 G. Richard Hostetter                Address:      Whitfield, Mills, Ragland &
                                                     Hostetter, Inc.
                                                   309 High Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 265-7465

 Robert H. Maclellan                 Address:      131 S. Hermitage Avenue
                                                   Lookout Mountain, TN 37350
                                     Telecopy:     (423) 825-6838 (home)
                                                   (423) 820-0539 (office)

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 Ronald W. Blue                      Address:      Ronald Blue & Company
                                                   Suite 600
                                                   1100 Johnson Ferry Road, N.E.
                                                   Atlanta, GA 30342
                                     Telecopy:     (404) 705-7045

 A.S. (Pat) MacMillan                Address:      Team Resources
                                                   River Edge One, Suite 425
                                                   5500 Interstate North
                                                    Parkway, N.W.
                                                   Atlanta, GA 30328
                                     Telecopy:     (770) 955-1602

CHRISTIAN EDUCATION CHARITABLE TRUST

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Pete Austin, III                    Address:      243 Signal Mountain Road
                                                   Chattanooga, TN 37405
                                     Telecopy:     (423) 265-5418

 Hugh Huffaker, Jr.                  Address:      317 High Street
                                                   Chattanooga, TN 37403
                                     Telecopy:     (423) 756-6549

 Ralph Paden                         Address:      222 W. Brow Oval
                                                   Lookout Mountain, TN 37350
                                     Telecopy:     __________________________

THE HUGH AND CHARLOTTE MACLELLAN
CHARITABLE TRUST

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 Henry A. Henegar                    Address:      Chattanooga Bible Institute
                                                   1001 McCallie Avenue
                                                   Chattanooga, TN 37403
                                     Telecopy:     (423) 756-2899

 Lee S. Anderson                     Address:      220 N. Crest Road
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 757-6383 (office)

 Frank A. Brock                      Address:      Covenant College
                                                   Lookout Mountain, GA 30750
                                     Telecopy:     (706) 820-2165

 John C. Stophel                     Address:      Stophel and Stophel
                                                   500 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402-2571
                                     Telecopy:     (423) 266-5032

THE HELEN M. TIPTON CHARITABLE TRUST

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Richard D. Crotteau                 Address:      Miller and Martin
                                                   Volunteer Bldg., 10th Floor
                                                   Chattanooga, TN 37403
                                     Telecopy:     (423) 265-5139 or
                                                   (423) 267-0291

 Theodore G. DeMoss                  Address:      CBMC
                                                   1800 McCallie Avenue
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 629-4434

 T. Cartter Frierson                 Address:      633 Chestnut
                                                   Republic Center, Suite 850
                                                   Chattanooga, TN 37450
                                     Telecopy:     (423) 755-0819

 Gerry U. Stephens                   Address:      SunTrust Bank
                                                   17th Floor
                                                   736 Market Street
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 757-3631

 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

                            HUGH O. MACLELLAN SR. AND
                      MRS. CHARLOTTE F. MACLELLAN ACCOUNTS
                      ------------------------------------

ESTATE OF HUGH O. MACLELLAN, SR.

 Executors
 ---------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 A.S. (Pat) MacMillan                Address:      Team Resources
                                                   River Edge One, Suite 425
                                                   5500 Interstate North
                                                   Parkway, N.W.
                                                   Atlanta, GA 30328
                                     Telecopy:     (770) 955-1602


CHARLOTTE F. MACLELLAN

   Address:       c/o Hugh O. Maclellan, Jr.
                  (under power-of-attorney)
                  Suite 501
                  Provident Building
                  One Fountain Square
                  Chattanooga, TN 37402
   Telecopy:      (423) 755-1640

TRUST OF C.F. MACLELLAN DATED 6/2/52
FOR THE PRIMARY BENEFIT OF CHARLOTTE
M. HEFFNER

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 U.S. Trust Company of Florida       Address:      c/o U.S. Trust Company
                                                    of New York
                                                   114 West 47th Street
                                                   New York, NY 10036-1532
                                     Telecopy:     (212) 852-3433
                                     Attention:    Sandra T. Cargill
                                                   Senior Vice President


TRUST OF C.F. MACLELLAN DATED 6/2/52
FOR H.O. MACLELLAN, JR.

   Trustees
   --------
   Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                     Provident Building
                                                     One Fountain Square
                                                     Chattanooga, TN 37402
                                       Telecopy:     (423) 755-1640

   Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                     Atlanta, GA 30327
                                       Telecopy:     (404) 233-7238
                                                     (call number first before
                                                      faxing)

TRUST OF H.O. MACLELLAN, SR. FOR THE
BENEFIT OF GREAT GRANDCHILDREN

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

                         R. L. MACLELLAN FAMILY ACCOUNTS
                         -------------------------------


KATHRINA H. MACLELLAN

   Address:   125 Fairy Trail
              Lookout Mountain, TN 37350

TRUST UNDER THE WILL OF ANNE
MACLELLAN MUNFORD (CEDE & CO.)

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 U.S. Trust Company of Florida       Address:      c/o U.S. Trust Company
                                                    of New York
                                                   114 West 47th Street
                                                   New York, NY 10036-1532
                                     Telecopy:     (212) 852-3433
                                     Attention:    Sandra T. Cargill
                                                   Senior Vice President

THE CHARITABLE REMAINDER UNITRUST
OF KATHRINA H. MACLELLAN 8/11/76

 Trustee
 -------
 U.S. Trust Company of New York      Address:      114 West 47th Street
                                                   New York, NY 10036-1532
                                     Telecopy:     (212) 852-3433
                                     Attention:    Sandra T. Cargill
                                                   Senior Vice President

TRUST UAW ROBERT HOWZE MACLELLAN
DATED 9/22/88

 Trustee
 -------
 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

TRUST UNDER DEED ROBERT HOWZE
MACLELLAN DATED 1/7/94 FOR ROBERT
HOWZE MACLELLAN

 Trustee
 -------
 U.S. Trust Company of New York      Address:      114 West 47th Street
                                                   New York, NY 10036-1532
                                     Telecopy:     (212) 852-3433
                                     Attention:    Sandra T. Cargill
                                                   Senior Vice President




TRUST UAW ROBERT H. MACLELLAN FOR
HEATHER HOWZE MACLELLAN

 Trustees
 --------
 Joseph F. Decosimo, Sr.             Address:      Joseph F. Decosimo & Co.
                                                   1100 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 756-2939

 J. Nelson Irvine                    Address:      Chambliss & Bahner, PLLC
                                                   1000 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 265-9574

TRUST UAW ROBERT H. MACLELLAN FOR
IAN LLEWELLYN MACLELLAN

 Trustees
 --------
 Joseph F. Decosimo, Sr.             Address:      Joseph F. Decosimo & Co.
                                                   1100 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 756-2939

 J. Nelson Irvine                    Address:      Chambliss & Bahner, PLLC
                                                   1000 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 265-9574

THE TRUST FOR R.L. MACLELLAN AND K.H.
MACLELLAN FOUNDATION U/A FOR MRS.
KATHRINA H. MACLELLAN DATED 1/4/73

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 Joseph F. Decosimo, Sr.             Address:      Joseph F. Decosimo & Co.
                                                   1100 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 756-2939

 Douglas Daugherty                   Address:      Chattanooga Resource
                                                    Foundation
                                                   102 Walnut Street
                                                   Chattanooga, TN 37403-1121
                                     Telecopy:     (423) 756-8250

 Lee S. Anderson                     Address:      220 N. Crest Road
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 757-6383 (office)

 Richard L. Heffner, Sr.             Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 Robert H. Maclellan                 Address:      131 S. Hermitage Avenue
                                                   Lookout Mountain, TN 37350
                                     Telecopy:     (423) 825-6838 (home)
                                                   (423) 820-0539 (office)

 Thomas H. McCallie, III             Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

THE SECOND CHARITABLE REMAINDER
UNITRUST OF K.H. MACLELLAN DATED
12/17/81

 Trustees
 --------
 Kathrina H. Maclellan               Address:      125 Fairy Trail
                                                   Lookout Mountain, TN 37350

 U.S. Trust Company of New York      Address:      114 West 47th Street
                                                   New York, NY 10036-1532
                                     Telecopy:     (212) 852-3433
                                     Attention:    Sandra T. Cargill
                                                   Senior Vice President

                       HUGH O. MACLELLAN JR. FAMILY ACCOUNTS
                       -------------------------------------

HUGH O. MACLELLAN, JR.

   Address:       Suite 501
                  Provident Building
                  One Fountain Square
                  Chattanooga, TN 37402
   Telecopy:      (423) 755-1640


TRUST U/A HUGH O. MACLELLAN DATED
12/8/48 FOR HUGH O. MACLELLAN, JR.

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                    Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer


TRUST U/A HUGH O. MACLELLAN, SR.
DATED 11/19/66 FOR THE BENEFIT OF
CATHERINE H. MACLELLAN

 Trustee
 -------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640


TRUST U/A HUGH O. MACLELLAN, SR.
DATED 7/8/68 FOR THE BENEFIT OF DANIEL
O. MACLELLAN

 Trustee
 -------
 Hugh O. Maclellan, Jr.              Address:     Suite 501
                                                  Provident Building
                                                  One Fountain Square
                                                  Chattanooga, TN 37402
                                     Telecopy:    (423) 755-1640

TRUST U/A HUGH O. MACLELLAN, SR.
DATED 3/12/64 FOR THE BENEFIT OF
CHRISTOPHER H. MACLELLAN

 Trustee
 -------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640


H.O. MACLELLAN, JR. AND SUNTRUST BANK
TRUSTEES U/A H.O. MACLELLAN, SR. FOR
THE BENEFIT OF CATHERINE H.
MACLELLAN AND HER DESCENDANTS
DATED 5/29/70 (#4629)

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer


H.O. MACLELLAN, JR. AND SUNTRUST BANK
TRUSTEES U/A H.O. MACLELLAN, SR. FOR
THE BENEFIT OF DANIEL O. MACLELLAN
AND HIS DESCENDANTS DATED 5/29/70 (#4630)

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

H.O. MACLELLAN, JR. AND SUNTRUST BANK
TRUSTEES U/A H.O. MACLELLAN, SR. FOR
THE BENEFIT OF CHRISTOPHER H.
MACLELLAN AND HIS DESCENDANTS DATED
5/29/70 (#4631)

 Trustees
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

THE H.O. MACLELLAN, SR. CHARITABLE
INC. TRUST DATED 11/29/83 FOR THE
BENEFIT OF ELIZABETH MACLELLAN

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte F. Maclellan              Address:      c/o Hugh O. Maclellan
                                                   (under power-of-attorney)
                                                   Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Lee S. Anderson                     Address:      220 N. Crest Road
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 757-6383 (office)

 John C. Stophel                     Address:      Stophel and Stophel
                                                   500 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402-2571
                                     Telecopy:     (423) 266-5032

CHARITABLE INCOME (LEAD) TRUST U/A
HUGH O. MACLELLAN, SR. DATED 12/31/76
FOR THE BENEFIT OF CHRISTOPHER H.
MACLELLAN

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 Lee S. Anderson                     Address:      220 N. Crest Road
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 757-6383 (office)

 John C. Stophel                     Address:      Stophel and Stophel
                                                   500 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402-2571
                                     Telecopy:     (423) 266-5032


CHARITABLE INCOME (LEAD) TRUST U/A
H.O. MACLELLAN, SR. DATED 12/31/76 FOR
THE BENEFIT OF CATHERINE H.
MACLELLAN

   Trustees
   --------
   Hugh O. Maclellan, Jr.            Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

   Charlotte M. Heffner              Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

   Lee S. Anderson                   Address:      220 N. Crest Road
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 757-6383 (office)

   John C. Stophel                   Address:      Stophel and Stophel
                                                   500 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402-2571
                                     Telecopy:     (423) 266-5032

CHARITABLE INCOME (LEAD) TRUST U/A
H.O. MACLELLAN, SR. DATED 12/31/76 FOR
THE BENEFIT OF DANIEL O. MACLELLAN

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 Lee S. Anderson                     Address:      220 N. Crest Road
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 757-6383 (office)

 John C. Stophel                     Address:      Stophel and Stophel
                                                   500 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402-2571
                                     Telecopy:     (423) 266-5032


CHARITABLE INCOME (LEAD) TR U/A H.O.
MACLELLAN, SR. DATED 12/31/76 FOR THE
BENEFIT OF ELIZABETH MACLELLAN

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 Lee S. Anderson                     Address:      220 N. Crest Road
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 757-6383 (office)

 John C. Stophel                     Address:      Stophel and Stophel
                                                   500 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402-2571
                                     Telecopy:     (423) 266-5032

IRREVOCABLE TRUST U/A NANCY B.
MACLELLAN DATED 12/15/83 FOR THE
BENEFIT OF ELIZABETH MACLELLAN

 Trustee
 -------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640


HUGH O. MACLELLAN, JR. CUSTODIAN FOR
ELIZABETH MACLELLAN

 Custodian
 ---------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640


CHRISTOPHER HUGH MACLELLAN

 Address:       c/o Hugh O. Maclellan, Jr.
                Suite 501
                Provident Building
                One Fountain Square
                Chattanooga, TN 37402
 Telecopy:      (423) 755-1640


CHRISTOPHER HUGH MACLELLAN
CUSTODIAN FOR MORGAN CHRISTOPHER
MACLELLAN

 Custodian
 ---------
 Christopher H. Maclellan            Address:   c/o Hugh O. Maclellan, Jr.
                                                Suite 501
                                                Provident Building
                                                One Fountain Square
                                                Chattanooga, TN 37402
                                     Telecopy:  (423) 755-1640

CHRISTOPHER HUGH MACLELLAN
CUSTODIAN FOR HUGH MACLELLAN III

 Custodian
 ---------
  Christopher H. Maclellan           Address:   c/o Hugh O. Maclellan, Jr.
                                                Suite 501
                                                Provident Building
                                                One Fountain Square
                                                Chattanooga, TN 37402
                                     Telecopy:  (423) 755-1640

CHRISTOPHER HUGH MACLELLAN
CUSTODIAN FOR ROBERT BROWNE
MACLELLAN

 Custodian
 ---------
 Christopher H. Maclellan            Address:   c/o Hugh O. Maclellan, Jr.
                                                Suite 501
                                                Provident Building
                                                One Fountain Square
                                                Chattanooga, TN 37402
                                     Telecopy:  (423) 755-1640


SUSAN MACLELLAN


   Address:       c/o Hugh O. Maclellan, Jr.
                  Suite 501
                  Provident Building
                  One Fountain Square
                  Chattanooga, TN 37402
   Telecopy:      (423) 755-1640


DANIEL OWEN MACLELLAN


   Address:       107 West Brookfield Avenue
                  Nashville, TN 37205



DANIEL O. MACLELLAN CUSTODIAN FOR
JACQUELINE HANNAH MACLELLAN

 Custodian
 ---------
 Daniel O. Maclellan                 Address:   107 West Brookfield Avenue
                                                Nashville, TN 37205


LESLIE STOPHEL MACLELLAN


   Address:       107 West Brookfield Avenue
                  Nashville, TN 37205


CATHERINE MACLELLAN HEALD


   Address:       922 Beaverbrook Drive
                  Atlanta, GA 30318

CATHERINE MACLELLAN HEALD
CUSTODIAN FOR FRANCES ANNE HEALD

 Custodian
 ---------
 Catherine Maclellan Heald           Address:      922 Beaverbrook Drive
                                                   Atlanta, GA 30318


CATHERINE MACLELLAN HEALD
CUSTODIAN FOR HALLIE ELIZABETH HEALD

 Custodian
 ---------
 Catherine Maclellan Heald           Address:      922 Beaverbrook Drive
                                                   Atlanta, GA 30318


CATHERINE MACLELLAN HEALD
CUSTODIAN FOR HAMILTON REED HEALD

 Custodian
 ---------
 Catherine Maclellan Heald           Address:      922 Beaverbrook Drive
                                                   Atlanta, GA 30318


DARYL HEALD

   Address:       922 Beaverbrook Drive
                  Atlanta, GA 30318


NANCY BROWNE MACLELLAN

   Address:       c/o Hugh O. Maclellan, Jr.
                  Suite 501
                  Provident Building
                  One Fountain Square
                  Chattanooga, TN 37402
   Telecopy:      (423) 755-1640


TRUST OF HUGH O. MACLELLAN, JR. DATED
1/31/67 FOR THE BENEFIT OF THE CHILDREN

 Trustee
 -------
 Nancy Browne Maclellan              Address:      c/o Hugh O. Maclellan, Jr.
                                                   Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

                   CHARLOTTE MACLELLAN HEFFNER FAMILY ACCOUNTS
                   -------------------------------------------

CHARLOTTE M. HEFFNER

   Address:       3655 Randall Hall, N.W.
                  Atlanta, GA 30327
   Telecopy:      (404) 233-7238
                  (call number first before faxing)

H.O. MACLELLAN SENIOR TRUST DATED
9/8/72 FOR THE BENEFIT OF RICHARD L.
HEFFNER, JR.

 Trustees
 --------
 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer


H.O. MACLELLAN SENIOR TRUST DATED
9/8/72 FOR THE BENEFIT OF THOMAS M.
HEFFNER

 Trustees
 --------
 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer

CHARITABLE INCOME (LEAD) TRUST U/A
H.O. MACLELLAN SENIOR TRUST DATED
12/31/76 FOR THE BENEFIT OF RICHARD L.
HEFFNER, JR.

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 Lee S. Anderson                     Address:      220 N. Crest Road
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 757-6383 (office)

 John C. Stophel                     Address:      Stophel and Stophel
                                                   500 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402-2571
                                     Telecopy:     (423) 266-5032


CHARITABLE INCOME (LEAD) TRUST U/A
H.O. MACLELLAN SENIOR DATED 12/31/76
FOR THE BENEFIT OF THOMAS MACLELLAN
HEFFNER

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 Lee S. Anderson                     Address:      220 N. Crest Road
                                                   Chattanooga, TN 37404
                                     Telecopy:     (423) 757-6383 (office)

 John C. Stophel                     Address:      Stophel and Stophel
                                                   500 Tallan Building
                                                   Two Union Square
                                                   Chattanooga, TN 37402-2571
                                     Telecopy:     (423) 266-5032

TRUST U/A H.O. MACLELLAN SENIOR DATED
12/9/48 FOR THE BENEFIT OF CHARLOTTE
M. HEFFNER

 Trustees
 --------
 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 SunTrust Bank, Chattanooga N.A.     Address:      SunTrust Bank,
                                                   Chattanooga (M0310)
                                                   736 Market Street
                                                   Chattanooga, TN 37401
                                     Telecopy:     (423) 757-3100
                                     Attention:    Richard Stewart
                                                   Vice President & Senior Trust
                                                   Officer


CHARLOTTE M. HEFFNER AND RICHARD L.
HEFFNER, SR. TRUSTEES FOR THE BENEFIT
OF RICHARD L. HEFFNER, SR. DATED 1/26/96

 Trustees
 --------
 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

 Richard L. Heffner, Sr.             Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)


RICHARD L. HEFFNER, SR.


   Address:       3655 Randall Hall, N.W.
                  Atlanta, GA 30327
   Telecopy:      (404) 233-7238
                  (call number first before faxing)

IRREVOCABLE TRUST DATED 12/3/64 OF H.O.
MACLELLAN, SR. FOR THE BENEFIT OF
THOMAS MACLELLAN HEFFNER

 Trustee
 -------
 Richard L. Heffner, Sr.             Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)

IRREVOCABLE TRUST DATED 6/1/62 OF H.O.
MACLELLAN, SR. FOR THE BENEFIT OF
RICHARD L. HEFFNER, JR.

 Trustee
 -------
 Richard L. Heffner, Sr.             Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)


RICHARD L. HEFFNER, JR.

   Address:       28 Bramham Gardens, Flat 11
                  London SW5 0HE
                  England
   Telecopy:      011-44-171-373-8776
                  (call number first before faxing)


CHRISTINA M. HEFFNER


   Address:       28 Bramham Gardens, Flat 11
                  London SW5 0HE
                  England
   Telecopy:      011-44-171-373-8776
                  (call number first before faxing)


THOMAS MACLELLAN HEFFNER

   Address:       1230 North Horn Avenue
                  Apt. 628
                  West Hollywood, California 90069
   Telecopy:      (310) 360-9945

JEAN B. TIPTON

   Address:       c/o Hugh O. Maclellan, Jr.
                  Suite 501
                  Provident Building
                  One Fountain Square
                  Chattanooga, TN 37402
   Telecopy:      (423) 755-1640

                            HUGH O. MACLELLAN JR. AND
                   CHARLOTTE MACLELLAN HEFFNER FAMILY ACCOUNTS
                   -------------------------------------------

IRREVOCABLE INSURANCE TRUST OF HUGH
O. MACLELLAN, SR. DATED 1/31/67

 Trustees
 --------
 Hugh O. Maclellan, Jr.              Address:      Suite 501
                                                   Provident Building
                                                   One Fountain Square
                                                   Chattanooga, TN 37402
                                     Telecopy:     (423) 755-1640

 Charlotte M. Heffner                Address:      3655 Randall Hall, N.W.
                                                   Atlanta, GA 30327
                                     Telecopy:     (404) 233-7238
                                                   (call number first before
                                                    faxing)